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                                                                   Exhibit 10.13

                         COMMON STOCK WARRANT AGREEMENT

NEITHER THIS WARRANT NOR THE SHARES OF COMMON STOCK ISSUABLE UPON EXERCISE HEREOF HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. NO SALE, TRANSFER OR OTHER DISPOSITION OF THIS WARRANT OR SAID SHARES MAY BE EFFECTED WITHOUT (i) AN EFFECTIVE REGISTRATION STATEMENT RELATED THERETO, (ii) AN OPINION OF COUNSEL FOR THE HOLDER THAT SUCH REGISTRATION IS NOT REQUIRED OR
(iii) RECEIPT OF A NO-ACTION LETTER FROM THE SECURITIES AND EXCHANGE COMMISSION TO THE EFFECT THAT REGISTRATION UNDER THE ACT IS NOT REQUIRED.

         WHEREAS, the Company (as defined herein) Previously issued to ULLICO (as defined herein) a Series A warrant agreement dated December 9, 1998, for the purchase of 260,000 shares of the Company's Series A Convertible Preferred Stock and a Series B Warrant Agreement dated March 4, 1999, for the purchase of 40,000 shares of the Company's Series B Convertible Preferred Stock (collectively, the "Prior Warrants"); and

         WHEREAS, in connection with the sale and issuance by the Company of up to $50,000,000 in Series D Convertible Preferred Stock, the Company and ULLICO have agreed to cancel the Prior Warrants and issue this Warrant in replacement thereof.

         NOW, THEREFORE, in consideration of the premises, promises and covenants set forth herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows.

                                LENDINGTREE, INC.

                               WARRANT TO PURCHASE
                             SHARES OF COMMON STOCK

Number of Shares Issuable Upon Exercise: 300,000              September 20, 1999
No. CSW-13
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         THIS CERTIFIES THAT, for value received, The Union Labor Life Insurance
Company, Acting on Behalf of its Separate Account P ("ULLICO") (ULLICO and any transferee of ULLICO a "Warrantholder") is entitled to subscribe for and purchase 300,000 shares, as adjusted pursuant to the provisions hereof (the "Shares") of the Common Stock, $0.01 par value per share, of LendingTree, Inc., a Delaware corporation (the "Company"), at a price per share of $6.00 (the "Exercise Price"), subject to the provisions and upon the terms and conditions hereinafter set forth (such right being referred to as the "Warrant").

1.       Term.

         1.1 Exercisability. This Warrant is immediately exercisable as to all of the Shares. This Warrant may be exercised in whole or in part, but in no event may any partial exercise be for fewer than 10,000 Shares.

         1.2 Termination and Expiration. If not earlier exercised, the Warrant shall expire on the sixth anniversary of the date hereof (the "Expiration Date").

         1.3 Exceptions. In the event that an unaffiliated third party acquires the Company in a bona fide transaction (i.e., not a recapitalization, reincorporation for the purpose of changing corporate domicile or other similar transaction), regardless of the form of the transaction (e.g., merger, consolidation, sale of assets or sale of stock) (the "Acquisition"), then (i) no less than twenty (20) business days prior to the record date for determining the stockholders of the Company entitled to vote on (or otherwise approve) the Acquisition, the Company shall provide the Warrantholder with notice of such Acquisition, and (ii) the Company shall provide the Warrantholder with all information with respect to the Acquisition that is otherwise provided to stockholders of the Company at such time and from time to time during the pendency of the Acquisition, including (but not limited to) the proposed price to be paid in the proposed Acquisition.

2.       Method of Exercise.

         2.1 Method of Exercise: Payment. This Warrant may be exercised by the holder hereof, at any time, by delivery of the duly executed Notice of Exercise form attached hereto as Exhibit A to the principal office of the Company and by the payment to the Company, by cash, wire transfer, check or cancellation of indebtedness, if any, of an amount equal to the Exercise Price per share multiplied by the aggregate number of Shares that the Warrantholder is entitled to purchase hereunder.

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The person or persons in whose name(s) any certificate(s) representing Shares shall be issuable upon exercise of this Warrant shall be deemed to have become the holder(s) of record of, and shall be treated for all purposes as the record holder(s) of, the Shares represented thereby (and such Shares shall be deemed to have been issued) immediately prior to the close of business on the date or dates upon which this Warrant is exercised. In the event of any exercise of this Warrant, certificates for the Shares so purchased shall be delivered to the holder hereof as soon as possible.

         2.2      Right to Exercise Warrant for Stock, Net Issuance.

         (a) Notwithstanding any provisions herein to the contrary, in lieu of exercising this Warrant by paying the Exercise Price in the manner set forth in
Section 2. 1, prior to its expiration pursuant to Section 1.2, the Warrantholder may, by providing notice thereof to the Company along with the Notice of Exercise, elect to exercise the Warrants, in whole or in part, for a reduced number of Shares deter mined in accordance with the following formula:

                                   X = Y(A-B)
                                       ------
                                        A

Where:

         X = The number of Shares to be issued to the Warrantholder.

         Y = The number of Shares as to which this Warrant is being exercised.

         A = The fair market value of one Share (at the date of such exercise).

         B = Exercise Price (as adjusted to the date of such exercise).

         (b) For purposes of this Section 2.2, the "fair market value" per Share shall be determined in such reasonable manner as may be prescribed in good faith by the Company's Board of Directors except as follows:

                  (i) in the event the Warrant is being exercised at the time the Company is making a public offering of its Common Stock, the fair market value per Share shall be the per share offering price to the public of the Company's Common Stock in such public offering;

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                  (ii) in the event the Warrant is being exercised at the time the Company's Common Stock is listed on a national securities exchange or admitted to unlisted trading privileges on any such exchange or listed for trading on the NASDAQ National Market System, the fair market value per Share shall be the last reported sale price of Common Stock on such exchange or system on the last business day prior to the date of exercise of the Warrant (or if no such sale is made on such day, the average of the closing bid and ask prices for Common Stock for such day on such exchange or system); and

                  (iii) in the event the Warrant is being exercised at the time of the consummation of an Acquisition, the fair market value per Share shall be the consideration per share of Common Stock the holders thereof are to receive in connection with such Acquisition.

         3. Stock Fully Paid; Reservation of Shares. All Shares that may be issued upon the exercise of this Warrant shall, upon issuance, be validly issued, fully paid and nonassessable, and free from all taxes, liens and charges with respect to the issue thereof. During the period within which this Warrant may be exercised, the Company will at all times have duly authorized and reserved, for the purpose of issuance upon exercise of this Warrant, a sufficient number of Shares.

         4. Adjustments to Conversion Price and Number of Shares. The number and kind of securities purchasable upon the exercise of this Warrant and the Exercise Price shall be subject to adjustment from time to time as set forth in Appendix I hereto upon the occurrence of certain events described therein. The provisions of Appendix I are incorporated by reference herein with the same effect as if set forth in full herein.

         5. Fractional Shares. No fractional Shares will be issued in connection with any exercise hereunder, but in lieu of such fractional Shares the Company shall make a cash payment therefor based upon the per share fair market value (determined in accordance with Section 2.2(b)) of the Shares on the date of exercise.

         6. Compliance with Securities Act; Disposition of Warrant or Shares of Common Stock.

         6.1 Compliance with Securities Act. The Warrantholder, by acceptance hereof, agrees that this Warrant, the Shares to be issued upon exercise hereof are being acquired for investment and that the Warrantholder will not offer, sell or

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otherwise dispose of this Warrant or any Shares to be issued upon exercise hereof except under circumstances which will not result in a violation of the Securities Act. All Shares issued upon exercise of this Warrant (unless registered under the Securities Act) shall be stamped or imprinted with a legend in substantially the following form:

         THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF
         1933, AS AMENDED. NO SALE OR DISPOSITION MAY BE EFFECTED WITHOUT (i) AN EFFECTIVE REGISTRATION STATEMENT RELATED THERETO, (ii) AN OPINION OF COUNSEL FOR THE HOLDER THAT SUCH REGISTRATION IS NOT REQUIRED OR (iii) RECEIPT OF A NO-ACTION LETTER FROM THE SECURITIES AND EXCHANGE COMMISSION TO THE EFFECT THAT REGISTRATION UNDER THE ACT IS NOT REQUIRED.

         6.2 Disposition of Warrant and Shares. With respect to any offer, sale or other disposition of any Shares acquired pursuant to the exercise of this Warrant, the Warrantholder agrees to give written notice to the Company prior thereto, describing briefly the manner thereof, together with a written opinion of such Warrantholder's counsel, if reasonably requested by the Company, to the effect that such offer, sale or other disposition may be effected without registration or qualification (under the Securities Act as then in effect or any federal or state law then in effect) of such Shares and indicating whether under the Securities Act certificates for such Shares to be sold or otherwise disposed of require any restrictive legend as to applicable restrictions on transferability to insure compliance with the Securities Act. Each certificate representing the Shares thus transferred (except a transfer pursuant to Rule
144) shall bear a legend as to the applicable restrictions on transferability in order to insure compliance with the Securities Act unless, in the aforesaid opinion of counsel for the Warrantholder, such legend is not required in order to insure compliance with the Securities Act. The foregoing legends shall be removed from the certificates representing any Shares, at the request of the holder thereof, at such time as:

                  (i) they are to be sold pursuant to Rule 144 promulgated under the Securities Act or

                  (ii) they become eligible for resale pursuant to Rule 144(k) promulgated under the Securities Act

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and the Company has been furnished with an opinion of counsel reasonably satisfactory to the Company that such legends may be removed in connection with such sales or eligibility for resale. Notwithstanding anything to the contrary contained elsewhere in this Warrant Agreement, this Warrant may not be transferred by the Warrantholder, whether to a partnership affiliated with the initial Warrantholder or to any partner of such partnership, without compliance by the Warrantholder with applicable federal and state securities laws. The Company may issue stop transfer instructions to its transfer agent in connection with the foregoing restrictions.

         7. Rights as Stockholders. Except as set forth herein, the Warrantholder shall not be entitled to vote upon any matter submitted to shareholders at any meeting thereof, or to receive notice of meetings, or be deemed the holder of Common Stock until this Warrant shall have been exercised and the Shares purchasable upon such exercise shall have become deliverable, as provided herein.

         8. Modification and Waiver. This Warrant and any provision hereof may be amended, changed, waived, discharged or terminated only by an instrument in writing signed by the Company and Warrantholder.

         9. Notices. Any notice, request or other document required or permitted to be given or delivered to the Warrantholder or the Company shall be delivered or sent to the Warrantholder at its address as shown on the books of the Company or to the Company at the address indicated on the signature page of this Warrant and shall be deemed received by the holder upon the earlier of actual receipt or, if sent by certified mail (postage pre-paid), five (5) days after deposit in the U.S. mail.

         10. Binding Effect on Successors. This Warrant shall be binding upon any corporation or other entity succeeding the Company and the Warrantholder by merger, consolidation or acquisition of all or substantially all of the Company's assets or stock. All of the obligations of the Company relating to the Shares shall survive the exercise and termination of this Warrant. All of the covenants and agreements of the Company shall inure to the benefit of the successors and assigns of the holder hereof.

         11. Lost Warrant or Stock Certificates. The Company covenants to the Warrantholder and any holder of shares of Common Stock received pursuant to the exercise of this Warrant that upon receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction, or mutilation of this Warrant or any stock certificate issued upon exercise thereof and, in the case of any such loss, theft or

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destruction, upon receipt of an indemnity reasonably satisfactory to the
Company, or in the case of any such mutilation upon surrender and cancellation of such Warrant or stock certificate, the Company shall make and deliver a new Warrant or stock certificate, of like tenor, in lieu of the lost, stolen, destroyed or mutilated Warrant or stock certificate.

         12. Descriptive Headings. The descriptive headings of the several paragraphs of this Warrant are inserted for convenience only and do not constitute a part of this Warrant.

         13. Recovery of Litigation Costs. If any legal action or other proceeding is brought for the enforcement of this Warrant, or because of an alleged dispute, breach, default or misrepresentation in connection with any of the provisions of this Warrant, the successful or prevailing party or parties shall be entitled to recover reasonable attorneys' fees and other costs incurred in that action or proceeding, in addition to any other relief to which it or they may be entitled.

         14. Governing Law. THIS WARRANT SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, AND THE RIGHTS OF THE PARTIES SHALL BE GOVERNED BY, THE LAWS OF THE STATE OF DELAWARE IRRESPECTIVE OF ANY CONFLICT OF LAWS PROVISION.

         15. Supersedes Prior Warrants. The terms and conditions set forth in this Warrant supersede and replace in their entirety the terms and conditions set forth in the Prior Warrants, and upon execution hereof, the Prior Warrants shall be of no further force or effect.

                    [THIS SPACE IS INTENTIONALLY LEFT BLANK]

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         IN WITNESS WHEREOF, the parties hereto have executed Common Stock
Warrant Agreement as of September __, 1999.

LENDING TREE, INC.

By:
   -----------------------------------------------
         Douglas R. Lebda, Chief Executive Officer
         Lending Tree, Inc.
         6701 Carmel Road
         Suite 205
         Charlotte, North Carolina  28226

AGREED AND ACCEPTED this          day of September, 1999.
                         --------

THE UNION LABOR LIFE INSURANCE COMPANY,
  ACTING ON BEHALF OF ITS SEPARATE ACCOUNT P

By:
   -----------------------------------------------
         Michael R. Steed, Senior Vice President
         The Union Labor Life Insurance Company

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         IN WITNESS WHEREOF, the parties hereto have executed Common Stock
Warrant Agreement as of September 20, 1999.

LENDINGTREE, INC.

By:
   -----------------------------------------------
         Douglas R. Lebda, Chief Executive Officer
         LendingTree, Inc.
         6701 Carmel Road
         Suits 205
         Charlotte, North Carolina 28226

AGREED AND ACCEPTED this ____ day of September, 1999:

THE UNION LABOR LIFE INSURANCE COMPANY
         ACTING ON BEHALF OF ITS SEPARATE ACCOUNT P

By:
   -----------------------------------------------
         Michael R. Steed, Senior Vice President
         The Union Labor Life Insurance Company

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                                    EXHIBIT A
                        TO COMMON STOCK WARRANT AGREEMENT

                               NOTICE OF EXERCISE

To:      LendingTree, Inc.

         1. The undersigned hereby elects to purchase shares of Common Stock of the Company (as defined in the attached Warrant) pursuant to the terms of the attached Warrant, and tenders herewith payment of the purchase price of such shares in full.

         2. The undersigned wishes to utilize cashless exercise in payment of the exercise price of the aforesaid shares and hereby authorizes the Company to adjust the number of shares for which this Warrant may be exercised to properly reflect such cashless exercise.

         [ ] Yes, for  _______ shares         [ ] No

         3. Please issue a certificate or certificates representing said shares in the name of the undersigned or in such other name or names as are specified below:

                                       [ ]

         4. The undersigned represents that the aforesaid shares are being acquired for the account of the undersigned for investment and not with a view to, or for resale in connection with, the distribution thereof and that the undersigned has no present intention of distributing or reselling such shares, except in accordance with the terms of the legend(s), if any, appearing on the certificate or certificates representing said shares.


----------------------------------
(Date)
[        ]

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                                   APPENDIX I
                        TO COMMON STOCK WARRANT AGREEMENT

         1. Capitalized Terms. Capitalized terms used in this Appendix I that are not otherwise defined herein shall have the respective meanings assigned to them in the Warrant Agreement, to which this Appendix I is attached, if therein defined.

         2. Reclassification or Merger. In the event of any reclassification, change or conversion of securities of the class issuable upon exercise of this Warrant (other than a change in par value, or from par value to no par value, or from no par value to par value, or as a result of a subdivision or combination), the Warrantholder shall have the right upon exercise to receive, in lieu of each Share theretofore issuable upon exercise of this Warrant, the kind and amount of shares of stock, other securities, money and property receivable upon such reclassification, change or conversion by a holder of one Share. The provisions of this Section 2 shall similarly apply to successive reclassifications and changes.

         3. Subdivision or Combination of Shares. If the Company at any time while this Warrant remains outstanding and unexpired shall subdivide or combine its Common Stock, the Exercise Price and the number of Shares issuable upon exercise hereof shall be proportionately adjusted.

         4. Stock Dividends. If the Company at any time while this Warrant is outstanding and unexpired shall pay a dividend on its Common Stock payable in shares of Common Stock, then the Exercise Price shall be adjusted, from and after the date of determination of shareholders entitled to receive such dividend or distribution, to that price determined by multiplying the Exercise Price in effect immediately prior to such date of determination by a fraction
(a) the numerator of which shall be the total number of shares of Common Stock outstanding immediately prior to such dividend or distribution, and (b) the denominator of which shall be the total number of shares of Common Stock outstanding immediately after such dividend or distribution and the number of Shares subject to this Warrant shall be proportionately adjusted.

         5. Other Distributions. Other than ordinary cash dividends or distributions paid out of the Company's current earnings, which are specifically excluded from the provisions of this Section 5, in the event the Company shall declare a dividend or distribution on its Common Stock payable in cash, securities of the

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Company, securities of other persons, evidences of indebtedness issued by the
Company or other persons, assets or Warrants or rights not referred to in Sections 3 or 4 of this Appendix I, then, in each such case, provision shall be made by the Company such that the holder of this Warrant shall receive upon exercise of this Warrant a proportionate share of any such dividend or distribution as though it were the holder of the Shares as of the record date fixed for the determination of the shareholders of the Company entitled to receive such dividend or distribution.

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